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                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                    -----------------------------------

                                  FORM 8-K

                    -----------------------------------


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------

                                MAY 12, 2005

              Date of Report (Date of Earliest Event Reported)

                    -----------------------------------

                           TELEWEST GLOBAL, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                       000-50886                    59-3778247
(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
 organization)
                         160 GREAT PORTLAND STREET
                       LONDON W1W 5QA, UNITED KINGDOM
                  (Address of principal executive offices)

                              +44-20-7299-5000
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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



ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

1. Press Release

     On May 12, 2005 Telewest Global, Inc. ("Telewest") issued a press release announcing US GAAP results for the three months ended March 31, 2005.

     Telewest's quarterly results, including a discussion of how the presentation of the results differs from the presentation of the historical results of Telewest Communications plc and its subsidiaries are included in its Form 10-Q, also filed with the U.S. Securities and Exchange Commission today.

     A copy of the press release is attached hereto as Exhibit 99.1.

2. Reconciliation of Non-GAAP Financial Measures in May 12, 2005 Conference
   Call

     On May 12, 2005, Telewest will host a conference call to discuss its results for the three months ended March 31, 2005. On the conference call certain non-GAAP financial measures are expected to be discussed. A reconciliation of these measures to the nearest comparable GAAP measure and discussion of that measure can be found below. Reconcilations and discussion of other non-GAAP financial measures that appear in Telewest's earnings release are reconciled in that release which is attached as
Exhibit 99.1 hereto.

        CONTENT SEGMENT SHARE OF ADJUSTED EBITDA:

                                YEAR ENDED DECEMBER 31, 2004
                                                                                                                      CONTENT
                                                                                                                   SEGMENT SHARE
                                       CONTENT              UKTV             SIT-UP                                 OF ADJUSTED
                                      SEGMENT(1)         AFFILIATES         AFFILIATE        TOTAL AFFILIATES          EBITDA
                               --------------------   --------------    --------------    --------------------   ---------------
                                           (pound)m          (pound)m          (pound)m               (pound)m          (pound)m
Share of net income/(loss)
    of affiliates                               N/A                14                 2                     16
Add:
Share of affiliates tax                         N/A                 3                 1                      4
Share of affiliates interest                    N/A                 9                --                      9
Share of affiliates
    depreciation and
    amortization                                N/A                 2                 1                      3

                               --------------------   ---------------   ---------------   --------------------   ---------------


Adjusted EBITDA(2)                               19                28                 4                     32                51

                               --------------------   ---------------   ---------------   --------------------   ---------------

(1)  Shown before elimination of inter-segment revenue from Cable.

(2) The Content Segment Share of Adjusted EBITDA is only indicative and not reported as such within our financial statements.


                                                 YEAR ENDED DECEMBER 31, 2003
                                                                                                                        CONTENT
                                                                                                                     SEGMENT SHARE
                                         CONTENT              UKTV             SIT-UP                                 OF ADJUSTED
                                        SEGMENT(1)         AFFILIATES         AFFILIATE        TOTAL AFFILIATES          EBITDA
                                    -----------------   --------------    --------------    --------------------   ---------------
                                           (pound)m            pound)m          (pound)m               (pound)m           (pound)m
SHARE OF NET INCOME/(LOSS) OF
    AFFILIATES                                   N/A                 2                (1)                     1
Add:
Share of affiliates tax                          N/A                 4                --                      4
Share of affiliates interest                     N/A                 9                --                      9
Share of affiliates depreciation
    and amortization                             N/A                 3                 1                      4

                                    ----------------   ---------------   ---------------   --------------------   ---------------


ADJUSTED EBITDA(2)                                15                18                 0                     18                33

                                    ----------------   ---------------   ---------------   --------------------   ---------------

(1)  Shown before elimination of inter-segment revenue from Cable.

(2) The Content Segment Share of Adjusted EBITDA is only indicative and not reported as such within our financial statements.


     Telewest's primary measure of income or loss for each of its segments is Adjusted EBITDA. However, the portion of the business of Telewest's content segment attributable to non-consolidated entities is not reflected in content segment Adjusted EBITDA. Telewest's share of the results of UKTV (a group of joint ventures with the BBC, of which Telewest indirectly owns 50% of the equity and to which Telewest has provided a (pound)184 million loan), sit-up Limited (sit-up), a private company in which Telewest owned approximately 30% of the equity in the periods indicated above, and other smaller and less significant affiliates are excluded from the Adjusted EBITDA calculation, and are presented as Share of Net Income/(Losses) of Affiliates in accordance with GAAP. Management for some purposes views and assesses the performance of the content segment, including UKTV and sit-up, as a whole. Accordingly, management believes that the use of Content Segment Share of Adjusted EBITDA provides useful supplemental information for management and investors in determining the income generating capacity of the content business as a whole.

     Content Segment Share of Adjusted EBITDA is not a financial measure recognized under GAAP. The measure is calculated as content segment Adjusted EBITDA plus Share of Net Income/(Losses) of affiliates before our share of interest, taxes, depreciation and amortization of such affiliates. Management believes Content Segment Share of Adjusted EBITDA is helpful for understanding the aggregate performance of the content segment, and that it provides useful supplemental information to investors. In particular, this non-GAAP financial measure reflects an additional way of viewing aspects of content segment operating performance that, when viewed with its GAAP results and the related reconciliations, provide a more complete understanding of factors and trends affecting the business. Because non-GAAP financial measures are not standardized, it may not be possible to compare Content Segment Share of Adjusted EBITDA with other companies' non-GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by operating activities, operating income/(loss), net income/(loss), or other measures of financial performance reported in accordance with GAAP.

     Content Segment Share of Adjusted EBITDA is not intended to suggest and should not be construed as suggesting that Telewest's management controls or directs the operations of UKTV and sit-up or that a consolidated presentation of the results of those entities with those of Telewest is otherwise appropriate under GAAP.

        SIT-UP ADJUSTED EBITDA:

                                                                    YEAR  ENDED      YEAR  ENDED
                                                                   DECEMBER 31,     DECEMBER 31,
                                                                           2004             2003
                                                                       (POUND)M         (POUND)M
----------------------------------------------------------------- -------------- ----------------
RECONCILIATION OF ADJUSTED EBITDA TO RETAINED PROFIT FOR THE
FINANCIAL  YEAR
----------------------------------------------------------------- -------------- ----------------
ADJUSTED EBITDA                                                              13                -
Depreciation                                                                (2)              (1)
----------------------------------------------------------------- -------------- ----------------
Profit on ordinary activities before taxation                                11              (1)
Taxation                                                                    (3)                5
----------------------------------------------------------------- -------------- ----------------
Profit on ordinary activities after taxation                                  8                4
Preference share dividend/appropriation                                     (1)              (1)
----------------------------------------------------------------- -------------- ----------------
RETAINED PROFIT FOR THE FINANCIAL YEAR                                        7                3
----------------------------------------------------------------- -------------- ----------------


Telewest's primary measure of income or loss for each of its segments is Adjusted EBITDA. However, the portion of the business of Telewest's content segment attributable to non-consolidated entities is not reflected in content segment Adjusted EBITDA. Telewest's share of the results of sit-up are excluded from the Adjusted EBITDA calculation, and are presented as Share of Net Income/(Losses) of Affiliates in accordance with GAAP. Management for some purposes view and assess the performance of the content segment, including sit-up, as a whole. Given the impending completion of the Company's acquisition of the remaining equity in sit-up, which would lead to management taking overall control, management believes that the use of a pro forma non-GAAP measure of sit-up's Adjusted EBITDA provides useful supplemental information for management and investors in determining the income generating capacity of the content business as a whole going forward.

     sit-up Adjusted EBITDA is not a financial measure recognized under GAAP. The measure is calculated based on the audited UK GAAP financial statements of sit-up as retained profit for the financial year before, preference share dividend/appropriation, taxation and depreciation. Management believes that sit-up Adjusted EBITDA is helpful for understanding the aggregate performance of the content segment going forward and that it provides useful supplemental information to investors. In particular, this non GAAP financial measure reflects an additional way of viewing aspects of future content segment operating performance that, when viewed with its GAAP results and the related reconciliations, provide a more complete understanding of factors and trends affecting the business. Because non-GAAP financial measures are not standardized, it may not be possible to compare sit-up Adjusted EBITDA with other companies' non-GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by operating activities, operating income/(loss), net income/(loss), or other measures of financial performance reported in accordance with GAAP.

     sit-up Adjusted EBITDA is not intended to suggest and should not be construed as suggesting that Telewest's management controlled or directed the operations of sit-up during the periods presented or that a consolidated presentation of the results of the entity with those of Telewest is otherwise appropriate under GAAP.

ADJUSTED EBITDA:

                                             THREE MONTHS      THREE MONTHS        THREE MONTHS     THREE MONTHS     THREE MONTHS
                                            ENDED MAR. 31     ENDED DEC. 31       ENDED SEP. 31    ENDED JUN. 31    ENDED MAR. 31
                                                     2005              2004                2004             2004             2004
                                                 (POUND)M          (POUND)M            (POUND)M         (POUND)M         (POUND)M
----------------------------------- ---------------------- ----------------- ------------------- ---------------- ----------------
RECONCILIATION OF
    ADJUSTED EBITDA
    TO NET INCOME/(LOSS):
----------------------------------- ---------------------- ----------------- ------------------- ---------------- ----------------
ADJUSTED EBITDA                                       134               128                 122              122              122
Financial restructuring charges                         -                 -                   -             (12)              (9)
Depreciation                                        (101)             (101)               (103)             (90)             (94)
Amortization                                          (9)               (9)                 (9)                -                -
----------------------------------- ---------------------- ----------------- ------------------- ---------------- ----------------
Operating income                                       24                18                  10               20               19
Interest income                                         4                 5                   6                8                7
Interest expense (including
   amortization of debt discount)                    (29)              (47)                (49)            (121)            (109)

Foreign exchange
    (losses)/gains, net                               (4)                 3                   -             (37)               77
Share of net income of
    affiliates                                          6                 4                   4                5                3
Other, net                                              -                 -                   -                -              (1)
Income taxes charge                                     -                 -                   -              (1)                -
----------------------------------- ---------------------- ----------------- ------------------- ---------------- ----------------
NET INCOME/(LOSS)                                       1              (17)                (29)            (126)              (4)
----------------------------------- ---------------------- ----------------- ------------------- ---------------- ----------------

Telewest's primary measure of income or loss for each of our reportable segments is Adjusted EBITDA. Our management, including our chief operating decision maker, considers Adjusted EBITDA an important indicator of the operational strength and performance of our reportable segments. Adjusted EBITDA for each segment and in total excludes the impact of costs and expenses that do not directly affect our cash flows or do not directly relate to the operating performance of that segment. These costs and expenses include depreciation, amortization, financial restructuring charges, interest expense, foreign exchange gains/(losses), share of net income/(loss) from affiliates and income taxes. It is the belief of management that the legal and professional costs relating to our financial restructuring are not characteristic of our underlying business operations. Furthermore management believes that some of the components of these charges are not directly related to the performance of a single reportable segment.

Adjusted EBITDA is not a financial measure recognized under GAAP. This measure is most directly comparable to the GAAP financial measure net income/(loss). Some of the significant limitations associated with the use of Adjusted EBITDA as compared to net income/(loss) are that Adjusted EBITDA does not reflect the amount of required reinvestment in depreciable fixed assets, financial restructuring charges, interest expense, foreign exchange gains or losses, income taxes expense or benefit and similar items on our results of operations. We believe Adjusted EBITDA is helpful for understanding our performance and assessing our prospects for the future, and that it provides useful supplemental information to investors. In particular, this non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliations to net income/(loss), shown above, provide a more complete understanding of factors and trends affecting our business. Because non-GAAP financial measures are not standardized, it may not be possible to compare Adjusted EBITDA with other companies' non-GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by operating activities, operating income/(loss), net income/(loss), or other measures of financial performance reported in accordance with GAAP.

FREE CASH FLOW:

                                           THREE MONTHS      THREE MONTHS        THREE MONTHS        THREE MONTHS     THREE MONTHS
                                          ENDED MAR. 31     ENDED DEC. 31       ENDED SEP. 31       ENDED JUN. 31    ENDED MAR. 31
                                                   2005              2004                2004                2004             2004
                                               (POUND)M          (POUND)M            (POUND)M            (POUND)M         (POUND)M
--------------------------------- ---------------------- ----------------- ------------------- ------------------- ----------------
RECONCILIATION OF FREE
   CASH FLOW TO NET CASH
   PROVIDED BY
   OPERATING ACTIVITIES:
--------------------------------- ---------------------- ----------------- ------------------- ------------------- ----------------
FREE CASH FLOW                                       63               (3)                  39                  37               25
Deduct cash paid for financial
   restructuring charges                            (1)               (9)                (17)                (10)              (9)
Add capital expenditure                              54                64                  50                  61               66
--------------------------------- ---------------------- ----------------- ------------------- ------------------- ----------------
NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                       116                52                  72                  88               82
--------------------------------- ---------------------- ----------------- ------------------- ------------------- ----------------

Telewest's primary measure of cash flow is free cash flow. Free cash flow is defined as net cash provided by/(used in) operating activities excluding cash paid for financial restructuring charges; less capital expenditure. Our management, including our chief operating decision maker, considers free cash flow an important indicator of the operational performance of our business.

Free cash flow is not a financial measure recognized under GAAP. This measure is most directly comparable to the GAAP financial measure net cash provided by/(used in) operating activities. The significant limitation associated with the use of free cash flow as compared to net cash provided by/(used in) operating activities is that free cash flow does not consider the amount of cash required to pay financial restructuring charges. We believe free cash flow is helpful for understanding our performance and it provides useful supplemental information to investors. Because non-GAAP financial measures are not standardized, it may not be possible to compare free cash flow with other companies' non-GAAP financial measures that have the same or similar names. The presentation of this supplemental information is not meant to be considered in isolation or as a substitute for net cash provided by/(used in) operating activities, or other measures of financial performance reported in accordance with GAAP.

-------------------------------------------------------------------------------

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT
   NO.
                                               DESCRIPTION
---------   -------------------------------------------------------------------

99.1 Press release of Telewest Global, Inc., dated May 12, 2005 announcing US GAAP results for the three months ended March 31, 2005.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TELEWEST GLOBAL, INC.

Dated: May 12, 2005

                                        By: /s/ Clive Burns
                                            -----------------------------------



                                            Name: Clive Burns
                                            Title: Company Secretary

                               EXHIBIT INDEX

 EXHIBIT
---------
99.1 Press release of Telewest Global, Inc., dated May 12, 2005 announcing US GAAP results for the three months ended March 31, 2005.